SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 30, 2003

TEKELEC

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-15135 (Commission File Number)	95-2746131 (I.R.S. Employer Identification No.)

26580 W. Agoura Road, Calabasas, CA (Address of principal executive offices)	91302 (Zip Code)

Registrant’s telephone number, including area code: (818) 880-5656

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4

Item 5. Other Events.

     On April 30, 2003, Tekelec, a California corporation (“Tekelec”), announced that it had entered into a definitive agreement with privately held Santera Systems Inc., a Delaware corporation (“Santera”), to combine the operations of Tekelec’s Packet Telephony Business Unit with the business operations of Santera. Tekelec reported the announcement in a Current Report on Form 8-K filed with the Commission on April 30, 2003, and a copy of its announcement was filed as Exhibit 99.1 to the Current Report. Tekelec is filing this additional Current Report on Form 8-K for the purpose of filing with the Commission the definitive Agreement and Plan of Merger and certain agreements relating to the transaction.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are furnished as a part of this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Agreement and Plan of Merger dated April 30, 2003 by and among Tekelec, Luke Acquisition Corp., Certain Stockholders of Santera Systems Inc., Santera Systems Inc. and Austin Ventures VI, L.P., as the Representative, including form of Certificate of Merger and of Amended and Restated Certificate of Incorporation of Santera Systems Inc. (schedules and certain exhibits are omitted from this agreement and from the other agreements filed herewith as Exhibits 10.2, 10.3 and 10.4, and Tekelec agrees to furnish supplementally a copy of any such schedule or exhibit to the Commission upon request)

10.2	Escrow Agreement dated as of April 30, 2003 by and among Tekelec, Santera Systems Inc., Certain Stockholders of Santera Systems Inc., Austin Ventures VI, L.P., as the Representative, and J.P. Morgan Trust Company, National Association, as Escrow Agent

10.3	Stockholders Agreement dated as of April 30, 2003 between Tekelec and Santera Systems Inc.

10.4	Registration Rights Agreement dated as of April 30, 2003 by and among Tekelec, Santera Systems Inc., Certain Stockholders of Santera Systems Inc. and Austin Ventures VI, L.P., as the Representative

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tekelec

Dated:	May 7	, 2003	By:	/s/ Frederick M. Lax
Frederick M. Lax Chief Executive Officer and President

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Agreement and Plan of Merger dated April 30, 2003 by and among Tekelec, Luke Acquisition Corp., Certain Stockholders of Santera Systems Inc., Santera Systems Inc. and Austin Ventures VI, L.P., as the Representative, including form of Certificate of Merger and of Amended and Restated Certificate of Incorporation of Santera Systems Inc. (schedules and certain exhibits are omitted from this agreement and from the other agreements filed herewith as Exhibits 10.2, 10.3 and 10.4, and Tekelec agrees to furnish supplementally a copy of any such schedule or exhibit to the Commission upon request)

10.2	Escrow Agreement dated as of April 30, 2003 by and among Tekelec, Santera Systems Inc., Certain Stockholders of Santera Systems Inc., Austin Ventures VI, L.P., as the Representative, and J.P. Morgan Trust Company, National Association, as Escrow Agent

10.3	Stockholders Agreement dated as of April 30, 2003 between Tekelec and Santera Systems Inc.

10.4	Registration Rights Agreement dated as of April 30, 2003 by and among Tekelec, Santera Systems Inc., Certain Stockholders of Santera Systems Inc. and Austin Ventures VI, L.P., as the Representative

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